STATEMENT OF ADDITIONAL INFORMATION

July 1, 2007, as supplemented on October 22, 2007, and October 1, 2007.

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

WELLS FARGO ADVANTAGE CASH INVESTMENT MONEY MARKET FUND

WELLS FARGO ADVANTAGE GOVERNMENT MONEY MARKET FUND

WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUNDSM

WELLS FARGO ADVANTAGE MINNESOTA MONEY MARKET FUND

WELLS FARGO ADVANTAGE MONEY MARKET FUND

WELLS FARGO ADVANTAGE MONEY MARKET TRUST

WELLS FARGO ADVANTAGE MUNICIPAL MONEY MARKET FUND

WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET FUND

WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST

WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUNDSM

WELLS FARGO ADVANTAGE PRIME INVESTMENT MONEY MARKET FUND

WELLS FARGO ADVANTAGE TREASURY PLUS MONEY MARKET FUND

WELLS FARGO ADVANTAGE 100% TREASURY MONEY MARKET FUND

Class A, Class B, Administrator Class, Institutional Class, Investor Class, Select Class, Service Class and Single Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about fifteen series of the Trust in the Wells Fargo Advantage family of funds — the above referenced Funds (each, a “Fund” and collectively, the “Funds”). Each Fund, except the California Tax-Free Money Market Fund, California Tax-Free Money Market Trust and the Minnesota Money Market Fund, is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares.

Funds	Class A	Class B	Administrator Class	Institutional Class	Investor Class	Service Class	Select Class	Single Class
California Tax-Free Money Market Fund	•					•
California Tax-Free Money Market Trust								•
Cash Investment Money Market Fund			•	•		•	•
Government Money Market Fund	•		•	•		•
Heritage Money Market Fund			•	•			•
Minnesota Money Market Fund	•
Money Market Fund	•	•			•
Money Market Trust								•
Municipal Money Market Fund					•
National Tax-Free Money Market Fund	•		•	•		•
National Tax-Free Money Market Trust								•
Overland Express Sweep Fund								•
Prime Investment Money Market Fund				•		•
Treasury Plus Money Market Fund	•			•		•
100% Treasury Money Market Fund	•					•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (the “Prospectuses”) dated July 1, 2007. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended February 28, 2007 are hereby incorporated by reference to the Funds’ Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds®, P.O. Box 8266, Boston, MA 02266-8266.

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HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the “Reorganization”). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

In August and September 2004, the Boards of Directors of the Strong family of funds (“Strong”) and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

The Funds described in this SAI, except the Minnesota Money Market Funds, were created as part of either the reorganization of the Stagecoach family of funds that were advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”), and the Norwest Advantage family of funds that were advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex, or the reorganization of Strong, advised by Strong Capital Management, Inc. (“SCM”), and the Wells Fargo Advantage FundsSM, advised by Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”) into a single mutual fund complex. The Reorganization followed the merger of the advisers’ parent companies. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

The chart below indicates the predecessor Stagecoach, Norwest and Strong Funds that are the accounting survivors of the Wells Fargo Advantage Funds, as applicable.

WELLS FARGO ADVANTAGE FUNDS	PREDECESSOR FUNDS
California Tax-Free Money Market Fund	Stagecoach California Tax-Free Money Market Fund
California Tax-Free Money Market Trust	Stagecoach California Tax-Free Money Market Trust
Cash Investment Money Market Fund	Norwest Cash Investment Fund
Government Money Market Fund	Norwest U.S. Government Fund
Heritage Money Market Fund	Strong Heritage Money Market Fund
Money Market Fund	Stagecoach Money Market Fund
Money Market Trust	Stagecoach Money Market Trust
Municipal Money Market Fund	Strong Municipal Money Market Fund
National Tax-Free Money Market Fund	Norwest Municipal Money Market Fund
National Tax-Free Money Market Trust	Stagecoach National Tax-Free Money Market Trust
Overland Express Sweep Fund	Stagecoach Overland Express Sweep Fund
Prime Investment Money Market Fund	Norwest Ready Cash Investment Fund (Public Entities Shares)
Treasury Plus Money Market Fund	Stagecoach Treasury Plus Money Market Fund
100% Treasury Money Market Fund	Norwest Treasury Fund

The California Tax-free Money Market Fund commenced operations on November 8, 1999 as successor to the California Tax-Free Money Market Fund of Stagecoach. The predecessor Stagecoach California Tax-Free Money Market Fund was originally organized as a fund of Stagecoach and commenced operations on January 1, 1992.

The California Tax-free Money Market Trust commenced operations on November 8, 1999 as successor to the California Tax-Free Money Market Trust of Stagecoach. The predecessor Stagecoach California Tax-Free Money Market Trust was originally organized on May 5, 1997.

The Cash Investment Money Market Fund commenced operations on November 8, 1999 as successor to the Administrative, Service and Institutional Class shares of the Prime Money Market Fund of Stagecoach and the Service Class shares of the Cash Investment Fund of Norwest. (The Administrative Class shares were merged into the Service Class at this time.) The predecessor Norwest Cash Investment Fund, which is considered the surviving entity for accounting purposes, commenced operations on October 14, 1987.

The Government Money Market Fund commenced operations on November 8, 1999 as successor to the Government Money Market Fund of Stagecoach and the U.S. Government Fund of Norwest. The predecessor Norwest U.S. Government Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 16, 1987.

The Heritage Money Market Fund commenced operations on April 11, 2005, as successor to the Strong Heritage Money Market Fund. The predecessor Strong Heritage Money Market Fund commenced operations on June 29, 1995.

The Minnesota Money Market Fund commenced operations on August 14, 2000.

The Money Market Fund commenced operations on November 8, 1999 as successor to the Class A shares of the Prime Money Market Fund of Stagecoach, the Money Market Fund of Stagecoach and the Ready Cash Investment Fund of Norwest. The predecessor Stagecoach Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on July 1, 1992.

The Money Market Trust commenced operations on November 8, 1999 as successor to the Money Market Trust of Stagecoach. The Stagecoach Money Market Trust commenced operations on September 6, 1996 as successor to the Money Market Trust of Pacifica Funds Trust (“Pacifica”). The Pacifica portfolio commenced operations on October 1, 1995 as the successor to the Money Market Fund of Westcore Trust, which originally commenced operations on September 17, 1990.

The Municipal Money Market Fund commenced operations on April 11, 2005, as successor to the Strong Municipal Money Market Fund. The predecessor Strong Municipal Money Market Fund commenced operations on October 23, 1986.

The National Tax-free Money Market Fund commenced operations on November 8, 1999 as successor to the Institutional Class shares of the National Tax-Free Money Market Fund of Stagecoach and the Service Class shares of the Municipal Money Market Fund of Norwest. The predecessor Norwest Municipal Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on January 7, 1988. The Fund changed its name from the National Tax-Free Institutional Money Market Fund to the National Tax-Free Money Market Fund effective July 28, 2003.

The National Tax-free Money Market Trust commenced operations on November 8, 1999 as successor to the National Tax-Free Money Market Trust of Stagecoach. The predecessor Stagecoach National Tax-Free Money Market Trust was originally organized as a fund of Stagecoach and commenced operations on November 10, 1997.

The Overland Express Sweep Fund commenced operations on November 8, 1999 as successor to an investment portfolio originally organized on October 1, 1991 as the Overland Sweep Fund (the “predecessor portfolio”) of Overland Express Funds, Inc. (“Overland”), an open-end management investment company formerly advised by Wells Fargo Bank. Effective December 15, 1997, the Overland predecessor portfolio was reorganized as the predecessor Overland Express Sweep Fund of Stagecoach.

The Prime Investment Money Market Fund commenced operations on November 8, 1999 as successor to the Ready Cash Investment Fund of Norwest. The predecessor Norwest Ready Cash Investment Fund was originally organized as a fund of Norwest and commenced operations on September 2, 1998.

The Treasury Plus Money Market Fund commenced operations on November 8, 1999 as successor to the Administrative, Service and Institutional Class shares of the Treasury Plus Money Market Fund of Stagecoach and the Service Class shares of the Treasury Plus Fund of Norwest. The predecessor Stagecoach Treasury Plus Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on October 1, 1985. The Fund changed its name from the Treasury Plus Institutional Money Market Fund to the Treasury Plus Money Market Fund effective July 28, 2003.

The 100% Treasury Money Market Fund commenced operations on November 8, 1999 as successor to the Treasury Fund of Norwest. The predecessor Norwest Treasury Fund was originally organized as a fund of Norwest and commenced operations on December 3, 1990.

Fundamental Investment Policies

Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds May Not:

(1)	purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) investments in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-government issuers), (iv) investments in repurchase agreements provided further that each Fund reserves freedom of action to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the “SEC”)) or its staff); and provided further that each of the California Tax-Free Money Market Fund, the California Tax-Free Money Market Trust, the Minnesota Money Market Fund, the National Tax-Free Money Market Fund and the National Tax-Free Money Market Trust (a) may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry and (b) may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

(2)	except for the California Tax-Free Money Market Fund, California Tax-Free Money Market Trust and the Minnesota Money Market Fund, purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3)	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(4)	issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(5)	make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6)	underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(8)	purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;

(9)	with respect to the California Tax-Free Money Market Fund, the California Tax-Free Money Market Trust, the National Tax-Free Money Market Fund, and the National Tax-Free Money Market Trust, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which (i) is exempt from federal income tax (including federal alternative minimum tax), and (ii) for the state-specific Funds, in investments the income from which is also exempt from such state’s income tax; nor

(10)	with respect to the Municipal Money Market Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in municipal obligations that pay interest exempt from federal income tax, but not necessarily the federal AMT; nor

(11)	with respect to the Minnesota Money Market Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments exempt from Minnesota individual income taxes.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund’s shareholders.

(1)	Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(2)	Each Fund may not invest or hold more than 10% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3)	Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(4)	Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(5)	Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(6)	Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(7)	Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of permitted investment activities for the Funds and their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Fund’s prospectus apply at the time of purchase of a security.

DEBT SECURITIES

Asset-Backed Securities

Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.

While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations

Bank obligations include certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper

Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Investments by the Funds in commercial paper will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Corporate Debt Securities

Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated “Baa” by Moody’s are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody’s are more fully described in the Appendix.

Dollar Roll Transactions

Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations

Certain Funds may purchase floating- and variable-rate obligations such as demand notes, bonds, and commercial paper. These obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7 under the 1940 Act. They may permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days. The Funds may only invest in floating- or variable-rate securities that bear interest at a rate that resets based on standard money market rate indices or which are remarketed at current market interest rates. The issuer of such obligations may have a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations.

The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Foreign Government Securities

Foreign government securities investments include the securities of “supranational” organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Fund’s investment objective.

Foreign Obligations and Securities

Investments in foreign obligations and securities include high-quality, short-term (thirteen months or less) debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Letters of Credit

Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Loan Participations

Loan participations (sometimes called “bank loans”) are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Mortgage-Related Securities

Certain Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as such as other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Municipal Bonds

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder’s federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund’s portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

The U.S. Supreme Court has agreed to review a state court’s decision that held that a statute that exempts interest on in-state municipal instruments from state income taxes, while taxing interest on out-of-state municipal instruments, violates the Commerce Clause of the U.S. Constitution. More than 40 states , including the states of the state-specific funds in this SAI, similarly exempt interest on in-state municipal securities, while taxing interest on out-of-state municipal instruments.

If the U.S. Supreme Court affirms this decision, most states likely will have to revisit the way in which they treat the interest on municipal bonds. This could result in interest earned on securities held by a state-specific fund becoming taxable, thereby impacting the tax status of state-specific fund distributions for state tax purposes, potentially even retroactively, as well as causing a decline in the value of such securities. The value of state-specific fund shares in turn, and of municipal bond funds in general, could also decline as a result. The state-specific funds might need to revise substantially their investment objectives, principal investment strategies and/or investment policies. The U.S. Supreme Court is expected to hear this case during its next term, which begins in October 2007.

Municipal Notes

Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANS. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Repurchase Agreements

Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Each Fund may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained.

Unrated and Downgraded Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds. The Funds may purchase unrated instruments only if they are purchased in accordance with the Funds’ procedures adopted by the Board in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an “Eligible Security” or no longer “presents minimal credit risks,” immediate sale of such security is not required, provided that the Board has determined that disposal of the portfolio security would not be in the best interests of the Fund.

U.S. Government and U.S. Treasury Obligations

Certain Funds may invest in obligations of agencies and instrumentalities of the U.S. Government (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association (“GNMA”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (“FNMA”) notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

OTHER INVESTMENTS AND TECHNIQUES

Borrowing

Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Diversification

The California Tax-Free Money Market Fund, California Tax-Fee Money Market Trust and the Minnesota Money Market Fund are non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of their assets in the securities of relatively few municipal issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund. However, each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed further below under “Federal Income Taxes.”

Forward Commitments, When-Issued and Delayed-Delivery Transactions

Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Funding Agreements

Funding agreements are investment contracts with insurance companies which pay interest at a fixed, variable, or floating rate, and pay principal on a certain mutually agreeable maturity date. The term to maturity cannot exceed 397 days. Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days’ notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund.

Illiquid Securities

Securities not registered under the Securities Act of 1933, as amended (the “1933 Act”), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 10% of its net assets in illiquid securities.

Other Investment Companies

A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund’s non-fundamental investment policies.

Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

Restricted Securities

Certain Funds may invest in certain restricted securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”) and commercial paper issued in reliance on Section 4(2) of the 1933 Act (“4(2) Paper”). Rule 144A Securities and 4(2) Paper (“Restricted Securities”) are not publicly traded, and thus the liquidity of the market for such securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted Securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 10% of net assets in illiquid securities. The investment adviser, under guidelines approved by the Board, will evaluate the liquidity characteristics of each Restricted Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Restricted Security; (2) the number of dealers willing to purchase or sell the Restricted Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Restricted Security; and (4) the nature of the Restricted Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Restricted Security, the method of soliciting offers and the mechanics of transfer). In order for the adviser to determine that 4(2) Paper is liquid, the adviser must find that, in addition to satisfying the factors identified above, the following conditions are met: (1) the 4(2) Paper must not be traded flat or be in default as to principal or interest; and (2) the 4(2) Paper must be rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO rates the 4(2) Paper, by that NRSRO; or if the 4(2) Paper is unrated, the Board must have determined that the security is of equivalent quality.

Variable Rate and Amount Master Notes

Certain Funds may invest in variable amount master demand notes, obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and the Funds whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities

These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. This summary does not purport to be a comprehensive description of all relevant facts. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

General Economic Factors

The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State’s General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes. During the boom in the mid to late 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California’s economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. For fiscal years ending June 2002, 2003 and 2004, revenue projections repeatedly proved too optimistic and shortfalls resulted. The State’s economy began to improve in 2004 and grew at a solid pace, resulting in General Fund revenues that exceeded 2005-06 Budget forecasts. The 2006-07 fiscal year began with a balance of $10.5 billion. During the 2006-07 fiscal year, California’s economic expansion slowed due to a cooling real estate market and rising fuel prices, and revenue growth has fallen. The Governor’s office expects economic growth to continue to be slow through 2007 to reflect the decline in the housing market, followed by improved growth rates in 2008 and 2009.

Fluctuations in General Fund revenues are more pronounced than the volatility in California’s overall economy and more substantial than the revenue fluctuations in other states, according to a January 2005 study by the Legislative Analyst’s Office (“LAO”), a nonpartisan agency. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying budget imbalance in which anticipated revenues fall short of spending commitments, some of which increase annually by law regardless of revenue.

California personal income gained 6.1 percent in 2006, but is expected by the Governor’s office to drop to 5.3 percent in 2007 before improving to 5.5 percent in 2008 and 5.8 percent in 2009. Taxable sales slowed considerably, however, in the second half of 2006. For the year as a whole, taxable sales increased 3.9 percent in 2006 compared to 7.4 percent in 2005. Over the 12 months from July 2006 to July 2007, California non-farm payroll employment grew 1.1 percent. The job growth was broad-based, as seven of California’s eleven major industry sectors gained jobs. The State’s unemployment rate averaged 4.9 percent in 2006, and increased to 5.2 percent as of July 1, 2007.

After several years of record sales and soaring prices, home sales began to soften in the fourth quarter of 2005. The median price for existing home sales more than doubled between April 2001 and June 2005, from $262,420 to $542,720, but between June 2005 and February 2007, appreciation has slowed and the median price has fluctuated in the range of $540,000-$570,000. In a forecast released in October 2007, the California Association of Realtors is predicting that in 2008, the median price of a resale home in the State will decline 4 percent to $533,000, compared with a projected median of $576, 000, in 2001. Other indicators pointing to a housing slowdown include fewer loan applications, rising inventories of homes on the market and a slower pace of new residential building permit activity.

Reduced home building, home sales and auto sales have contributed to a slowdown in taxable sales growth and job growth in the State. The problems with sub prime mortgages and the related financial market volatility, credit tightening and rising mortgage foreclosures have worsened the housing sector downturns and raised the risk of further deterioration in the State’s economy.

Bond Ratings

Three major credit rating agencies, Moody’s, S&P and Fitch, assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In May 2006, Moody’s upgraded the credit rating of the State’s general obligation bonds from A2 to A1, because of a strong economy and growing tax revenue. Also in May 2006, S&P upgraded its rating from A to A+, citing California’s “strong economic growth in almost all sectors,” and its recent revenue surge, which led to a higher than expected general fund balance and reduced the State’s structural deficit. In June 2006, Fitch upgraded the rating of the same bonds from A to A+, citing the State’s continuing economic recovery, strong revenue performance, and continued progress in reducing fiscal imbalances. The foregoing ratings have not been updated and it is not possible to determine whether or the extent to which Moody’s, S&P or Fitch will change such ratings in the future.

Notwithstanding the upgrades by the rating services, California’s general obligation bonds currently have lower ratings than all rated states other than Louisiana. Further, the State’s current relative borrowing costs remain 0.42 percentage points higher than in September 2000, before the deterioration of the State’s credit began. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund’s portfolio.

State Finances. The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State’s Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Monies in the General Fund are appropriated pursuant to constitutional mandates or by legislation.

The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties (“SFEU”). The SFEU consists of the residual of total resources after total expenditures and all legal reserves. The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State is required to contribute to the Special Reserve Fund 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the Special Reserve Fund is dedicated to repayment of $11 billion of economic recovery bonds (ERBs), which were authorized by voters and sold in fiscal year 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations taken prior to June 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

Fiscal Year 2006-07 Budget. California’s fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor’s proposal is based on assumptions about the budget act then in effect, is updated in May, and is subject to negotiation with the Legislature before enactment in the summer. Pursuant to Proposition 58, which was adopted by voters in March 2004, the Legislature is required to enact a budget in which General Fund expenditures do not exceed estimated General Fund revenues and fund balances at the time of passage. Previously, governors were required to propose balanced budgets, but the Legislature could enact a deficit budget. The balanced budget determination for Proposition 58 is made by subtracting expenditures from all previous revenue sources, including prior year balances. Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. To pass a budget act requires a two-thirds vote in the Legislature. The Governor may reduce or eliminate specific line items in the budget act without vetoing the entire act; these line-item vetoes are subject to override by a two-thirds vote in each house of the Legislature.

The 2006-07 Budget Act, enacted on June 30, 2006 (the “2006-07 Budget”), projected revenues to increase 1.2 percent to $93.9 billion and expenditures to increase 9.5 percent to $101.3 billion. The 2006-07 Budget assumed that the State General Fund would end fiscal year 2005-06 with a positive reserve of $9.5 billion. The resulting shortfall between expenditures and revenues was expected to draw down the current year reserve to $2.1 billion at the end of fiscal year 2006-07. The spending growth reflects significant spending increases for a variety of State programs and repayments and/or prepayments of $2.8 billion on obligations incurred in prior years. Education received the largest funding increase, with the minimum guaranteed amount for 2006-07 fully paid, and $2.9 billion allocated to restore guaranteed amounts that were withheld to save money in 2004-05 and 2005-06. The 2006-07 Budget paid the Transportation Improvement Fund the full $1.4 billion of annual gasoline tax revenue owed under Proposition 42, and repaid $1.4 billion of borrowing and transfers withheld pursuant to cost avoidance mechanisms implemented in the 2003-04 and 2004-05 Budgets. The 2006-07 Budget did not include any significant tax changes.

Some of the revenue and cost-saving assumptions reflected in the 2006-07 Budget were uncertain at the time of enactment.

Proposed Fiscal Year 2007-08 Budget. On August 21, 2007, the Legislature enacted the 2007-08 Budget Bill (the “2007-08 Budget”), which was signed by Governor Schwarzenegger on August 24, 2007. The 2007-08 Budget assumes that the State General Fund will end fiscal year 2006-07 with a positive reserve of $4.1 billion. The 2007-08 Budget calls for total expenditures of $102.3 billion from the General Fund with expected revenues of an equal amount, leaving an anticipated 2007-08 fiscal year end positive reserve of $4.1 billion.

As signed by the Governor, the 2007-08 Budget reflects a 0.6 percent increase in expenditures over fiscal year 2006-07, while revenues are expected to rise 6.5 percent. The 2007-08 Budget provides for a significant increase in education spending, including $57.1 billion in total ongoing Proposition 98 General Fund expenditures, an increase of 3.8 percent compared to the enacted 2006-07 Budget, and an additional $11.3 billion in General Fund support for higher education, an increase of 3.4 percent compared to the enacted 2006-07 Budget. The 2007-08 Budget provides total expenditures of $13.4 billion for the Department of Transportation, an increase of approximately 20 percent from the 2006-07 budget, including $4.2 billion in Proposition 1B bond funds for various transportation and air quality improvement programs. The 2007-08 Budget pays the Transportation Improvement Fund the full $1.48 billion of annual gasoline tax revenues owed under Proposition 42. The 2007-08 Budget does not include any significant tax changes.

Although the 2007-08 Budget projects that budget expenditures will not exceed projected revenues, the LAO noted in its report entitled “Major Features of the 2007 California Budget,” released in August 2007, that the State would once again face operating shortfalls of more than $5 billion in both the 2008-09 and the 2009-10 fiscal years because many of the cost-saving and revenue-generating solutions enacted in the 2007-08 Budget are of a one-time nature. Some of the larger one-time actions include $1 billion in one-time anticipated revenues from the sale of EdFund, the state’s nonprofit student loan guaranty agency, to a private buyer, the transfer of $657 million of proceeds from refinancing tobacco securitization bonds, the use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million in Proposition 98 savings. Other solutions include a $247 million in reduced appropriations for the California Work Opportunity and Responsibility to Kids (CalWORKS) program by suspending cost of living adjustment for one year and permanently delaying the state Supplemental Security Income/State Supplementary Program cost of living adjustment for five months.

The LAO further noted, in its Overview of the 2007-08 May Revision, dated May 15, 2007, that the revenue and expenditure assumptions in the 2007-08 May Revision are generally reasonable, but that it did not make adequate provision for intervening events that would required increased expenditure or reduce revenue, including economic uncertainties associated with the outlook of the housing market in light of recent sales declines, foreclosures and price reductions, the future path of crude oil and retail gasoline prices, litigation and other risks. The LAO noted that adverse developments in these areas could significantly impact both overall economic performance and state revenues. For example, the LAO points out that as the housing market slows, cities and counties have less revenue to fund K-12 education, which means the State’s obligation increases in order to maintain the funding levels guaranteed by Proposition 98.

Some of the revenue and cost-saving assumptions reflected in the 2007-08 Budget were uncertain at the time of enactment. For example, the 2007-08 Budget assumes $1 billion in General Fund revenues from the sale of EdFund. However, the sale may be delayed beyond the end of fiscal year 2007-08, or may result in a lower sale price than as anticipated. Further, Proposition 98 spending may have to increase if the State Controller’s Office’s property tax audit does not validate assumptions in the 2007 Budget Act about property tax growth. The General Fund reserve also may be impacted by pending litigation and deterioration of projected revenues if the State’s economy is weaker than anticipated. For example, the 2007-08 May Revision assumed that bond proceeds of approximately $300 million would be derived from certain tribal gaming revenues. Lawsuits challenging the revenue-generating tribal gaming compacts have prevented the bonds from being sold.

Future Budgets. We cannot predict what actions will be taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. In the 2007 Debt Affordability Report released in October 2007, the Treasurer adopted a fundamentally different approach to measuring debt affordability. In prior years, the Treasurer measured affordability based upon a debt ratio of debt service payments as a percentage of General Fund revenues. The 2007 Debt Affordability Report concluded that the right amount of debt “is not indicated by any one ratio or percentage” and, instead, examined debt affordability from a public policy perspective. The Treasurer predicted a $14.6 billion gap by the 2027-28 fiscal year between General Fund revenues and the combined costs of operating expenditures and debt service. This imbalance over the 20-year forecast period is equal, on average, to an annual General Fund revenue shortfall of 3.5 percent. The Treasurer concluded that, although the 3.5 percent yearly shortfall should not be an insurmountable problem, the State will not be able to afford both debt service and operating expenditures for programs unless it addresses the substantial, persistent budgetary imbalance.

General Obligation Bonds. California’s capacity to issue general obligation bonds is described in the State Constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond authorizing acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds be paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of September 1, 2007, the State had outstanding approximately $51.2 billion aggregate principal amount of voter-authorized general obligation bonds (including the $8.3 billion of ERBs). As of September 1, 2007, there were unused voter authorizations for the future issuance of approximately $68.0 billion long-term general obligation bonds.

In response to the Governor’s proposal for a $220 billion infrastructure plan, the Legislature approved a $115.8 billion Strategic Growth Plan, which includes $50.1 billion in existing funding, $28.4 billion in new leveraged funding sources, and approximately $37.3 billion in new general obligation bonds that were approved by voters as four propositions on the November 2006 ballot. The four propositions are dedicated to the following programs: (i) $19.9 billion for transportation improvements, air quality and port security, (ii) $10.4 billion for school modernization and construction, (iii) $4.1 billion for flood control and prevention and levee repair, and (iv) $2.9 billion for affordable housing programs.

Other significant new general obligation bond authorizations include $5.4 billion in bonds for water quality and flood control also was approved by voters on the November 2006 ballot. Court challenges to the $3 billion, 10-year bond program to support stem cell research ended in May 2007, and the State began issuing the first $250 million tranche in October, 2007. Proceeds of the initial issuance will be used in part to repay a $150 million loan from the State General Fund to support the research while litigation was pending. Governor Schwarzenegger is promoting a $9.1 billion bond proposal for building dams for presentation to voters in 2008. A $9.95 billion bond measure for high speed rail projects was moved from the November 2006 ballot to the 2008 general election. The Governor has proposed to defer the light rail bond measure indefinitely.

Commercial Paper. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation commercial paper program, not more than $1.5 billion in general obligation commercial paper notes may be outstanding at any time. As of September 1, 2007, the State had $16.0 million aggregate principal amount of general obligation commercial paper notes outstanding

Lease-revenue Bonds. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had approximately $7.7 billion General Fund-supported lease-revenue debt outstanding at September 1, 2007.

Non-recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding about $49.7 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of June 30, 2007.

Economic Recovery Bonds. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, the ERBs are secured by the State’s full faith and credit. The State issued $10.9 billion principal amount of ERBs, which resulted in net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year. The State may issue the remainder of the authorized ERBs at any time in the future, but the 2007-08 Budget assumes no ERBs will be issued in fiscal year 2007-08. The State anticipates that approximately $82.6 billion of the ERBs will be retired in the 2007-08 fiscal year, including almost $2.2 billion in early payments.

Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement with four major cigarette manufacturers, which agreed to make payments to the State in perpetuity. In 2002, the State authorized the sale of revenue bonds secured by the tobacco settlement revenues. On March 14, 2007, the

State completed a refinancing of the bonds, which included a covenant that the Governor will request a General Fund appropriation to pay debt service and related costs if revenues fall short. The Legislature is not obliged to make a requested appropriation, and the tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions. The refinancing generated additional proceeds of approximately $1.258 billion for General Fund purposes. In 2006, the participating manufacturers contended they lost market share and the amount of tobacco revenues decreased by approximately $50 million, but the amounts received were still in excess of the required debt service payments. No impact to the General Fund is expected for the 2006-07 or 2007-08 fiscal years. The State attorney general is undertaking to compel the manufacturers to pay without any downward adjustments for loss of market share.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State plans to issue $7.0 billion of revenue anticipation notes in November 2007, which must be repaid by the end of fiscal year 2007-08, in order to maintain adequate reserves to manage the State’s cash flow requirements during the fiscal year.

Inter-fund Borrowing. Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of July 1, 2007, there were $5.8 billion of outstanding loans from the SFEU or other inter-fund sources to the General Fund.

Constitutional, Legislative and Other Factors. California voters have approved a series of tax-limiting initiatives, which have increased the difficulty in raising taxes, restricted the use of revenues, or otherwise limited the discretion of the Legislature and Governor in enacting budgets, adding complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities have not successfully complied with the complex legislative framework, and may in the future be required to return revenues previously collected.

The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 also gave the State legislature responsibility for allocating the remaining proceeds of the property tax. Proposition 13 was intended to stop local governments from relying on open-ended voter approval to incur governmental expenses deemed desirable from year to year, and from levying taxes accordingly. Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner’s acquisition, the amount of tax on comparable properties varies widely.

Proposition 4 or the “Gann Initiative” (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs.

In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity’s legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes.

In 1996, California voters approved Proposition 218 (Cal. Const. Arts. XIIIC and XIIID), an initiative with a purpose of “limiting local government revenue and enhancing taxpayer consent.” Proposition 218 requires a majority of a local entity’s electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity’s electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local governments may be reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

Other litigation and initiatives complicate the State’s ability to spend tax revenue.

In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor’s concurrence, to suspend the minimum funding formula for a one-year period. The 2004-05 Budget suspended the level of Proposition 98 spending by setting a statutory funding target approximately $2 billion lower than the constitutional guarantee. However, subsequent growth in General Fund revenues increased the 2004-05 Proposition 98 amount by an additional $1.6 billion, bringing the total value of the legislative suspension to $3.6 billion. Because the Proposition 98 minimum guarantee is calculated based on prior-year funding, the 2005-06 funding level was also affected by the increased revenues and was $1.3 billion less than the statutory target levels. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. After estimated and proposed payments in 2006-07 and 2007-08, the total estimated maintenance factor balance will be $310 million at the end of fiscal year 2007-08. This maintenance factor balance is required to be restored in future years as economic conditions improve.

With a ballot initiative in November 2004, voters approved a surcharge of one percent on incomes over $1 million to pay for county mental health services. The LAO cites this enactment as a potential obstacle to efforts to reduce the volatility of State revenues, because it may impede adjustments to the progressive structure of the State’s individual income tax.

More recently, a new series of Constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature’s power over local revenue sources, and the identically named Proposition 1A approved at the November 7, 2006 election, which limits the

Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Additionally, a proposed initiative measure has qualified for the February 5, 2008 statewide election which would, among other things, modify Proposition 98 to create a separate funding guarantee for community colleges, different from the funding guarantee for K-12 schools.

The full impact of these propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

Effect of Other State Laws on Bond Obligations. Some of the tax-exempt securities that a series of the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

Litigation. The State is involved in certain legal proceedings (described in the State’s recent financial statements). Some of these have been recently decided against the State, including a judgment requiring the State Controller to discontinue its escheat practices regarding unclaimed property until better processes are in place to notify property owners, which is expected to cost the State as much as $130 million annually until the notice mechanism is remedied. The State is also subject to several lawsuits concerning deficiencies in its prison system, has already spent $1 billion to address inmate requirements, and could be ordered to spend hundreds of millions of dollars in the future. In response to the litigation, a prison spending bill, AB 900, was enacted May 3, 2007, and provides for a spending package of $7.8 billion, including lease-revenue bonds not supported by the General Fund.

Issuance of the lease-revenue bonds, however, has been stayed pending resolution of litigation challenging the constitutionality of the lease revenue bond financing method in AB 900. In addition, on August 30, 2007, the Court of Appeals affirmed the trial court’s judgment that the State must pay more than $500 million to the retired school teachers’ pension fund, finding unconstitutional a statute that deferred the amount of the State’s obligation for the fiscal year 2003-04. Payment of $500 million has been made; however, the State may seek further review of the decision with respect to the amount of interest that is required. More recently, on September 6, 2007, a lawsuit was filed challenging the use in the 2007 Budget Act of about $1.188 billion from the Public Transportation Account (derived from sales taxes on motor vehicle fuels) to pay for certain transportation-related costs previously paid from the General Fund.

Additional pending suits may cause the State to incur judgment costs in the future or inhibit the State from raising revenues. For example, a series of tax cases challenging the State’s methods of calculating corporate taxes could, if decided in favor of the taxpayers, result in refunds and annual tax revenue losses of hundreds of millions of dollars. The State has also sought to issue pension obligation bonds to fund all or a portion of the State’s pension obligations. The trial court has barred the bonds sales as inconsistent with State constitutional debt limits. In July 2007, the trial court ruling was affirmed on appeal. The State will not seek further court review of the ruling.

Recent Developments Regarding Energy. The stability of California’s power grid and its transmission capacity remains of concern. In its 2007 Summer Assessment, California’s Independent Service Operator predicted adequate capacity to meet anticipated summer 2007 demands. Record heat waves in the summer of 2006 resulted in transmission emergencies, which prompted cuts to certain volunteer customers but avoided rotating blackouts. In 2000 and 2001, at the height of California’s energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California’s supply of electric energy has been augmented by net new capacity, transmission lines have been upgraded, and new technology is being implemented to improve supply management.

Natural gas prices in California are not regulated, and therefore, may fluctuate. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

Record setting prices for gasoline and crude oil could further harm the State’s economy. Paying more for fuel can hurt corporate profit and pinch consumer spending, thereby reducing the State’s tax revenues. As of October 16, 2007, the average price for regular-grade gasoline is above $3 per gallon and prices of light, sweet crude oil set a new record high of more than $87 per barrel. These increases boosted broad measures of inflation in the economy, but measures of inflation that exclude energy prices remained relatively stable.

There can be no assurance that there will not be continued and future disruptions in energy supplies or related developments that could adversely affect the State’s and local governments’ economies, and that could in turn affect State and local revenues.

Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. Neither event has had any long-term negative economic impact. Seismic retrofitting is an ongoing expense for State infrastructure. In the event of an earthquake, California municipal obligations could be affected by revenue interruptions resulting from damage to productive assets, income tax deductions for casualty losses, or reduced property tax assessments.

Fire. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. The State bears responsibility for fire control in 31 million acres of wildland, mostly privately owned. The State has proposed exacting user fees to allocate the cost of wildfire containment to private landowners and to cities and counties. In 2005, fires have burned in Los Angeles, Riverside and San Bernardino counties. In October 2003, large wildfires engulfed over 746,000 acres and hundreds of homes in Los Angeles, Riverside, San Bernardino, San Diego and Ventura Counties. Losses have been estimated in the range of $1.5 to $2.5 billion. Southern California has experienced a drought that increases its vulnerability to wildfire. Fire protection costs have increased over the last 10 years due to increased population in wildland areas, labor costs and unhealthy forest conditions, where trees are dry due to infestation and drought.

Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. During prior droughts, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods and landslides, particularly in areas damaged by wildfire.

Northern California relies on a system of levees to channel waterways around agricultural and populated land, and Southern California relies on these levees to transfer water supplies. Levee infrastructure is known to be deteriorating, and there is concern that an earthquake or major storm could cause levees to fail. The California Department of Water Resources estimates that billions of dollars of improvements may be necessary to bring state levees up to basic standards, with additional hundreds of millions needed annually for maintenance. Court decisions have clarified State liability for flood damage. On February 27, 2006, the Governor declared a State of Emergency to permit immediate work on repair of levees and waterways in the Sacramento-San Joaquin Flood Control System. These emergency repairs are expected to cost approximately $200 million, some or all of which may be reimbursed by the federal government or from bond funds. As with the potential risks associated with seismic activity, any California municipal obligation could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

Governor Schwarzenegger has advocated building additional dams in anticipation of increased population demands and is promoting a $9.1 billion bond proposal for building dams for presentation to the voters in 2008. Dam building encounters opposition on environmental grounds in California, however, and recent attempts to provide funding for dams have not succeeded.

SPECIAL CONSIDERATIONS AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS

The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

Constitutional State Revenue Limitations. Minnesota’s constitutionally prescribed fiscal period is a biennium. No agency or other entity may spend more than its “allotment.” The state’s Commissioner of Finance, with the approval of the Governor, is required to reduce excess allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the state’s legislature is not in session, the Governor is empowered to convene a special legislative session.

Effect of Limitations on Ability to Pay Bonds. There are no constitutional or statutory provisions that would impair the ability of Minnesota municipalities, agencies or instrumentalities to meet their bond obligations if the bonds have been properly issued.

Population Trends in the State. Minnesota resident population grew from 4,390,000 in 1990 to 4,934,000 in 2000 or, at an average annual compound rate of 1.2 percent, the same as the national average. From 2000 to 2006, Minnesota’s resident population grew at an annual compound rate of 0.8 percent compared to the annual rate for the U.S. as a whole of 1.0 percent.

Minnesota population is currently forecast by the U.S. Department of Commerce to grow at annual rate of 0.79 percent through 2030 compared to 0.83 percent nationally.

Structure of the State’s Economy. Diversity and a significant natural resource base are two important characteristics of the state’s economy.

At an aggregate level of detail, the structure of the state’s economy parallels the structure of the United States economy as a whole. For 2006, state employment in 14 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of the total state employment was within two percentage points of national employment share.

Some unique characteristics of the state’s economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the state’s employment was highly concentrated in the fabricated metals, machinery and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.3 percent of the state’s durable goods employment was concentrated in 2006, as compared to 14.6 percent for the United States as a whole.

The importance of the state’s resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2006, 35.3 percent of the state’s non-durable goods employment was concentrated in food manufacturing. This compares to 28.6 percent in the national economy. Over half of the state’s acreage is devoted to agricultural purposes. Printing and related activities are also relatively more important in the state than in the U.S.

Mining is currently a less significant factor in the state economy than it once was. However, Minnesota retains vast quantities of taconite as well as copper, cobalt and peat, which may be utilized in the future.

Employment Growth in the State. Between 1990 and 2000, Minnesota’s employment grew 23.9 percent compared with 19.9 percent nationwide. For the 2000 to 2003 period, Minnesota’s non-farm employment declined 0.9 percent compared to a decline of 1.4 percent nationally. In the period from 2003 to 2006, however, Minnesota’s non-farm employment grew 2.8 percent compared with 4.7 percent nationally.

Performance of the State’s Economy. Since 1990, state per capita personal income has been within ten percentage points of national per capita personal income. The state’s per capita income has generally remained above the national average. In 2006, Minnesota per capita personal income was 106.7 percent of the national average.

During 2005 and 2006, the state’s monthly unemployment rate was generally less than the national unemployment rate, averaging 4.1 percent in 2005, as compared to the national average of 5.1 percent. In 2006, Minnesota’s unemployment rate averaged 4.0 percent, as compared to the national average of 4.6 percent.

Local Obligations. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the state has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurances that the same factors that adversely affect the economy of the state generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

Name and Age	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES
Thomas S. Goho, 65	Trustee, since 1987	Education Consultant to the Director of the Institute for Executive Education of the Babcock Graduate School of Management of Wake Forest University. Prior thereto, the Thomas Goho Chair of Finance of Wake Forest University, Calloway School of Business and Accountancy, from 2006-2007 and Associate Professor of Finance from 1999-2005.	N/A

Peter G. Gordon, 65	Trustee, since 1998, Chairman, since 2001.	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 74	Trustee, since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A

Olivia Mitchell, 54	Trustee, since 2006	Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania. Director of the Boettner Center on Pensions and Retirement Research. Research Associate and Board member, Penn Aging Research Center. Research Associate, National Bureau of Economic Research.	N/A

Timothy J. Penny, 55	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 67	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEE

J. Tucker Morse, 63	Trustee, since 1987	Private Investor/Real Estate Developer. Prior thereto, Chairman of Whitepoint Capital, LLC until 2004.	N/A

Name and Age	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

OFFICERS

Karla M. Rabusch, 48	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.	N/A

Stephen Leonhardt, 48	Treasurer, since 2007	Vice President and Manager of Fund Audit, Reporting and Tax for Wells Fargo Funds Management, LLC since 2007. From 2002 to 2004, Controller for Sungard Transaction Networks. Chief Operating Officer for UMB Fund Services, Inc. from 2004 to 2005. Director of Fund Administration and SEC Reporting for TIAA-CREF from 2005 to 2007.	N/A

C. David Messman, 47	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.	N/A

Dorothy Peters, 45	Chief Compliance Officer, since 2004	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2004. Chief Compliance Officer for Wells Fargo Funds Management, LLC from 1997 to 2002. In 2002, Ms. Peters left Wells Fargo Funds Management, LLC to pursue personal goals.	N/A

1	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
2	Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. The Independent Trustees are the members of the Trust’s Governance Committee and Audit Committee.

(1)	Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and did not meet during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

(2)	Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2007, each Trustee received an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also received a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $34,000 annual retainer and the Chairperson of the Audit Committee received an additional $12,000 annual retainer, for the additional work and time devoted by the Chairpersons.

Effective January 1, 2007, each Trustee receives an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the fiscal year ended February 28, 2007, the Trustees received the following compensation:

Compensation Table Fiscal Year Ended February 28, 2007

	Interested Trustee	Independent Trustees
Fund Name	J. Tucker Morse	Thomas S. Goho	Peter G. Gordon	Richard M. Leach	Olivia S. Mitchell	Timothy J. Penny	Donald C. Willeke
California Tax-Free Money Market Fund	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
California Tax-Free Money Market Trust	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
Cash Investment Money Market Fund	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
Government Money Market Fund	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
Heritage Money Market Fund	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
Minnesota Money Market Fund	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
Money Market Fund	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
Money Market Trust	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
Municipal Money Market Fund	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
National Tax-Free Money Market Fund	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
National Tax-Free Money Market Trust	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
Overland Express Sweep Fund	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
Prime Investment Money Market Fund	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
Treasury Plus Money Market Fund	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
100% Treasury Money Market Fund	$1,184	$1,274	$1,431	$1,174	$1,184	$1,184	$1,184
Total Compensation from the Fund Complex[1]	$170,500	$183,500	$206,000	$169,000	$170,500	$170,500	$170,500

[1]	Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 144 funds) as of the Funds’ fiscal year end.

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2006, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

Beneficial Equity Ownership In The Funds And Fund Complex Calendar Year Ended December 31, 2006

	Interested Trustee	Independent Trustees
Fund	J. Tucker Morse	Thomas S. Goho	Peter G. Gordon	Richard M. Leach	Olivia S. Mitchell	Timothy J. Penny	Donald C. Willeke
California Tax-Free Money Market Fund	$0	$0	$0	$0	$0	$0	$0
California Tax-Free Money Market Trust	$0	$0	$0	$0	$0	$0	$0
Cash Investment Money Market Fund	$0	$0	$0	$0	$0	$0	$0
Government Money Market Fund	$0	$0	$0	$0	$0	$0	$0
Heritage Money Market Fund	$0	$0	$0	$0	$0	$0	$0
Minnesota Money Market Fund	$0	$0	$0	$0	$0	$0	$0
Money Market Fund	$0	$0	$0	$0	$0	$0	$0
Money Market Trust	$0	$0	$0	$0	$0	$0	$0
Municipal Money Market Fund	$0	$0	$0	$0	$0	$0	$0
National Tax-Free Money Market Fund	over $100,000	$0	$0	$0	$0	$0	$0
National Tax-Free Money Market Trust	$0	$0	$0	$0	$0	$0	$0
Overland Express Sweep Fund	$0	$0	$0	$0	$0	$0	$0
Prime Investment Money Market Fund	$0	$0	$0	$0	$0	$0	$0
Treasury Plus Money Market Fund	$0	$0	$0	$0	$0	$0	$0
100% Treasury Money Market Fund	$0	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities Of Fund Complex[1]	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

[1]	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 144 funds) as of the calendar year end.

Ownership of Securities of Certain Entities. As of the calendar year ended December 31, 2006, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Prior to 8/1/04	Effective 8/1/04
California Tax-Free Money Market Fund	0.30%	First $1B	0.30%
		Next $4B	0.275%
		Over $5B	0.25%
California Tax-Free Money Market Trust	0.00%	All asset levels	0.00%
Cash Investment Money Market Fund	0.10%	All asset levels	0.10%
Government Money Market Fund	0.10%	All asset levels	0.10%
Minnesota Money Market Fund	0.30%	First $1B	0.30%
		Next $4B	0.275%
		Over $5B	0.25%
Money Market Fund	0.40%	First $1B	0.30%
		Next $4B	0.275%
		Over $5B	0.25%
Money Market Trust	0.00%	All asset levels	0.00%
National Tax-Free Money Market Fund	0.10%	All asset levels	0.10%
National Tax-Free Money Market Trust	0.00%	All asset levels	0.00%
Overland Express Sweep Fund	0.45%	First $1B	0.30%
		Next $4B	0.275%
		Over $5B	0.25%
Prime Investment Money Market Fund	0.10%	All asset levels	0.10%
Treasury Plus Money Market Fund	0.10%	All asset levels	0.10%
100% Treasury Money Market Fund	0.35%	First $1B	0.30%
		Next $4B	0.275%
		Over $5B	0.25%

Fund	Annual Rate (as a percentage of net assets) effective 4/11/05
Heritage Money Market Fund	All asset levels	0.10%
Municipal Money Market Fund	First $1B	0.30%
	Next $4B	0.275%
	Over $5B	0.25%

Advisory Fees Paid. For the fiscal periods indicated below, the following Funds paid to Funds Management the following advisory fees and Funds Management and/or Wells Fargo Bank waived the indicated amounts:

	Year Ended 2/28/07			Period Ended 2/28/06*			Year Ended 3/31/05
Fund	Fees Incurred	Fees Paid After Waiver	Fees Waived	Fees Incurred	Fees Paid After Waiver	Fees Waived	Fees Incurred	Fees Paid After Waiver	Fees Waived
California Tax-Free Money Market	$8,573,333	$2,563,171	$6,010,162	$12,069,648	$7,077,966	$4,991,682	$7,433,305	$2,439,158	$4,994,147
California Tax-Free Money Market Trust	$0	$0	$0	$0	$0	$0	$0	$0	$0
Cash Investment Money Market	$14,472,583	$7,906,124	$6,566,459	$17,503,360	$11,986,327	$5,517,033	$13,629,105	$6,906,984	$6,722,121
Government Money Market	$14,880,908	$8,677,461	$6,203,447	$14,878,447	$10,275,780	$4,602,667	$9,509,176	$4,787,786	$4,721,390
Heritage Money Market**	$614,259	$247,251	$367,008	$335,272	$204,309	$130,963	N/A	N/A	N/A
Minnesota Money Market	$334,497	$224,236	$110,261	$474,738	$370,498	$104,240	$312,843	$215,143	$97,700
Money Market	$25,005,585	$17,110,311	$7,895,274	$25,949,433	$19,356,747	$6,592,686	$21,847,456	$11,855,504	$9,991,952
Municipal Money Market**	$1,431,627	$0	$1,431,627	$1,123,222	$561,611	$561,611	N/A	N/A	N/A
Money Market Trust	$0	$0	$0	$0	$0	$0	$0	$0	$0
National Tax-Free Money Market	$3,814,030	$1,397,094	$2,416,936	$5,834,887	$3,397,772	$2,437,115	$2,488,801	$923,716	$1,565,085
National Tax-Free Money Market Trust	$0	$0	$0	$0	$0	$0	$0	$0	$0
Overland Express Sweep	$7,931,536	$7,767,239	$164,297	$11,852,223	$11,768,699	$83,524	$14,491,502	$10,056,083	$4,435,419
Prime Investment Money Market	$7,220,918	$4,352,147	$2,868,771	$8,088,247	$5,651,132	$2,437,115	$3,206,676	$2,498,944	$707,732
Treasury Plus Money Market	$5,596,630	$3,939,848	$1,656,782	$6,068,350	$4,691,316	$1,377,034	$4,864,689	$3,177,407	$1,687,282
100% Treasury Money Market	$11,231,859	$1,737,827	$9,494,032	$16,146,535	$8,872,472	$7,274,063	$9,560,699	$3,956,512	$5,604,187

*	The Funds changed their fiscal year-end from March 31 to February 28.
**	For the Former Strong Funds, Heritage and Municipal Money Market, fees shown in the table above for the period ended February 28, 2006, cover the time period between April 11, 2005 – February 28, 2006.

	Year Ended 3/31/04
Fund	Fees Paid	Fees Waived
California Tax-Free Money Market	$3,169,484	$4,646,694
California Tax-Free Money Market Trust	$0	$0
Cash Investment Money Market	$7,297,743	$7,752,607
Government Money Market	$7,852,338	$2,794,722
Heritage Money Market	N/A	N/A
Minnesota Money Market	$354,455	$132,217
Money Market	$10,051,226	$21,675,448
Money Market Trust	$0	$0
Municipal Money Market	N/A	N/A
National Tax-Free Money Market	$0	$1,363,303
National Tax-Free Money Market Trust	$0	$0

	Year Ended 3/31/04
Fund	Fees Paid	Fees Waived
Overland Express Sweep	$8,226,760	$13,209,883
Prime Investment Money Market	$1,948,538	$384,798
Treasury Plus Money Market	$2,697,920	$2,101,060
100% Treasury Money Market	$8,328,316	$2,188,082

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Heritage Money Market and Municipal Money Market Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005, and April 8, 2005, (the “Interim Period”), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows: an annual rate of 0.15% of each predecessor portfolio’s average daily net assets.

For the fiscal periods indicated below, the predecessor portfolios paid the following advisory fees to the respective investment adviser listed below and the investment adviser waived the indicated amounts.

	1/1/05 - 4/8/05
	Funds Management
Fund	Fees Paid	Fees Waived
Heritage Money Market	$171,276	$171,276
Municipal Money Market	$447,975	$439,746

	11/1-12/31/04 SCM		Year Ended 10/31/04 SCM
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Heritage Money Market	$130,193	$130,193	$920,689	$197,683
Municipal Money Market	$225,198	$59,361	$1,652,580	$0

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser

Funds Management has engaged Wells Capital Management Incorporated (“Wells Capital Management” or the Sub-Adviser”), an affiliate of Funds Management, to serve as investment sub-adviser to the Funds. Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust’s Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

As compensation for its sub-advisory services to each Fund, except the California Tax-Free Money Market Trust, Money Market Trust and National Tax-Free Money Market Trust, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate as shown in the table below, based on each Fund’s average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Wells Capital Management does not receive any fees for investment sub-advisory services provided to the Money Market Trust Funds.

Sub-Adviser Fee
First $1B in assets	0.05%
Next $2B in assets	0.03%
Next $3B in assets	0.02%
Over $6B in assets	0.01%

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Heritage Money Market Fund and Municipal Money Market Fund were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund’s average daily net assets.

Fund	Sub-Adviser	Fee
Heritage Money Market Fund	Wells Capital Management	First $1B	0.05%
Municipal Money Market Fund		Over $1B	0.04%

Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

Administrator

The Trust has retained Funds Management (the “Administrator”), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’

transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Share Class	Fee Prior to 8/1/04	Effective 8/1/04 Fund-Level Admin. Fee		Class-level Admin. Fee		Total Admin. Fee
Administrator Class Shares	0.15%	First $5B	0.05%	0.10%	First $5B	0.15%
		Next $5B	0.04%		Next $5B	0.14%
		Over $10B	0.03%		Over $10B	0.13%
Class A and Class B (Retail Class)	0.27%	First $5B	0.05%	0.22%	First $5B	0.27%
		Next $5B	0.04%		Next $5B	0.26%
		Over $10B	0.03%		Over $10B	0.25%
Institutional Class	0.13%	First $5B	0.05%	0.08%	First $5B	0.13%
		Next $5B	0.04%		Next $5B	0.12%
		Over $10B	0.03%		Over $10B	0.11%
Investor Class	N/A	First $5B	0.05%	0.39%	First $5B	0.44%
		Next $5B	0.04%		Next $5B	0.43%
		Over $10B	0.03%		Over $10B	0.42%
Service Class and Money Market Trust Funds	0.17%	First $5B	0.05%	0.12%	First $5B	0.17%
		Next $5B	0.04%		Next $5B	0.16%
		Over $10B	0.03%		Over $10B	0.15%
Select Class*	N/A	N/A	N/A	0.04%	First $5B	0.09%
					Next $5B	0.08%
					Over $10B	0.07%

*	Select Class shares incepted on July 1, 2007.

Administrative Fees Paid. For the fiscal periods indicated below, the Funds paid the following administrative fees to Funds Management:

Fiscal Year Ended 2/28/07	Administrative Fees Incurred	Waiver	Administrative Fees Paid After Waiver
California Tax-Free Money Market (Fund Level)	$1,513,333	$0	$1,513,333
Class A	$5,756,550	$0	$5,756,550
Service Class	$492,063	$0	$492,063
California Tax-Free Money Market Trust (Fund Level)	$876,653	$70,416	$806,237
Cash Investment Money Market (Fund Level)	$5,841,775	$0	$5,841,775
Administrator Class	$1,133,776	$0	$1,133,776
Institutional Class	$5,885,913	$0	$5,885,913
Service Class	$7,177,699	$0	$7,177,699
Government Money Market (Fund Level)	$5,964,272	$0	$5,964,272
Class A	$4,331,041	$0	$4,331,041
Administrator Class	$1,141,753	$0	$1,141,753
Institutional Class	$5,092,425	$0	$5,092,425
Service Class	$6,485,961	$0	$6,485,961
Heritage Money Market (Fund Level)	$307,129	$0	$307,129
Administrator Class	$291,064	$0	$291,064
Institutional Class	$258,556	$0	$258,556
Minnesota Money Market (Fund Level)	$55,750	$0	$55,750
Class A	$245,298	$0	$245,298
Money Market (Fund Level)	$4,253,716	$0	$4,253,716
Class A	$16,080,252	$0	$16,080,252

Fiscal Year Ended 2/28/07	Administrative Fees Incurred	Waiver	Administrative Fees Paid After Waiver
Class B	$2,999,314	$0	$2,999,314
Money Market Trust	$4,822,056	$21,525	$4,800,531
Municipal Money Market (Fund Level)	$238,605	$238,605	$0
Investor Class	$1,861,116	$257,187	$1,603,929
National Tax-Free Money Market (Fund Level)	$1,907,015	$0	$1,907,015
Class A	$2,319,851	$0	$2,319,851
Administrator Class	$534,762	$0	$534,762
Institutional Class	$840,406	$0	$840,406
Service Class	$1,409,139	$0	$1,409,139
National Tax-Free Money Market Trust	$738,442	$53,857	$684,585
Overland Express Sweep (Fund Level)	$7,541,872	$0	$7,541,872
Prime Investment Money Market (Fund Level)	$3,360,090	$0	$3,360,090
Institutional Class	$3,960,407	$0	$3,960,407
Service Class	$2,724,490	$0	$2,724,490
Treasury Plus Money Market (Fund Level)	$2,736,907	$0	$2,736,907
Class A	$6,308,373	$0	$6,308,373
Institutional Class	$1,218,720	$0	$1,218,720
Service Class	$1,446,945	$0	$1,446,945
100% Treasury Money Market (Fund Level)	$1,996,702	$0	$1,996,702
Class A	$511,520	$0	$511,520
Service Class	$4,513,072	$0	$4,513,072

Fund	Period Ended 02/28/06**	Year Ended 3/31/05	Year Ended 3/31/04*
California Tax-Free Money Market (Fund Level)	$1,245,309	$1,282,228	$1,302,696
Class A	$4,661,123	$4,906,713	$4,958,132
Service Class	$446,311	$400,957	$422,036
California Tax-Free Money Market Trust (Fund Level)	$920,964	$885,395	$1,089,053
Cash Investment Money Market (Fund Level)	$4,968,501	$6,037,027	$7,525,175
Administrator Class	$753,542	$522,022	$89,933
Institutional Class	$4,390,747	$4,462,016	$4,395,629
Service Class	$6,893,221	$9,035,499	$11,359,058
Government Money Market (Fund Level)	$4,455,337	$4,387,681	$3,081,291
Class A	$1,723,053	$1,000,686	$658,114
Administrator Class	$727,729	$462,484	$62,788
Institutional Class	$3,149,565	$2,567,532	$625,221
Service Class	$5,793,467	$6,458,904	$6,022,950
Heritage Money Market (Fund Level)***	$102,154	N/A	N/A
Administrator Class	$96,984	N/A	N/A
Institutional Class	$85,860	N/A	N/A
Minnesota Money Market (Fund Level)	$61,750	$52,141	$65,639
Class A	$271,699	$229,418	$282,369
Money Market (Fund Level)	$3,334,997	$3,329,251	$3,965,834
Class A	$11,764,909	$11,984,989	$12,730,896
Class B	$2,626,032	$3,171,896	$3,564,970
Money Market Trust	$3,713,342	$2,572,887	$2,881,176
Municipal Money Market (Fund Level)***	$93,602	N/A	N/A
Investor Class	$730,094	N/A	N/A
National Tax-Free Money Market (Fund Level)	$1,698,886	$1,244,400	$957,048

Fund	Period Ended 02/28/06**	Year Ended 3/31/05	Year Ended 3/31/04*
Class A	$1,642,023	$1,501,400	$969,117
Administrator Class	$568,639	N/A	N/A
Institutional Class	$568,639	$480,026	$137,379
Service Class	$1,370,098	$1,477,577	$1,562,237
National Tax-Free Money Market Trust	$803,199	$594,874	$887,143
Overland Express Sweep (Fund Level)	$11,332,387	$11,596,180	$12,861,985
Prime Investment Money Market (Fund Level)	$2,701,371	$1,598,584	$1,178,919
Institutional Class	$2,836,255	$955,486	$378,036
Service Class	$2,526,975	$2,414,783	$2,220,699
Treasury Plus Money Market (Fund Level)	$2,331,295	$2,431,616	$2,399,490
Class A	$5,601,196	$5,215,841	$3,589,594
Institutional Class	$931,128	$1,111,484	$1,477,728
Service Class	$1,177,690	$1,325,397	$1,584,225
100% Treasury Money Market (Fund Level)	$1,571,583	$1,567,578	$1,502,342
Class A	$360,769	$362,517	$439,658
Service Class	$3,575,015	$3,564,450	$3,365,809

*	For the fiscal year ended March 31, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.
**	The Funds changed their fiscal year-end from March 31 to February 28.
***	For the Heritage and Municipal Money Market Funds, fees in the table above for the period ended February 28, 2006, cover the time period between April 11, 2005 – February 28, 2006.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the Heritage Money Market and Municipal Money Market Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. (“SIS”) served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolios at the annual rates shown below of the predecessor portfolio’s average daily net assets attributable to the predecessor classes of shares shown below:

Class	Fee
Adviser Class and Institutional Class Shares	0.02%
Investor Class Shares	0.37%

The table below shows the administrative fees paid by the Funds or their predecessor portfolios to SIS.

Fund	Period 11/05-4/11/05	Period 11/01/04-12/31/04	Year Ended 10/31/04
Heritage Money Market
Administrator Class	$231,910	$284,646	$703,309
Institutional Class	$34,746	$6,467	$0
Municipal Money Market Investor Class	$826,975	$595,720	$4,076,363

Distributor

Wells Fargo Funds Distributor, LLC (the “Distributor” or “WFFD”), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

The Money Market Fund, for its Class B shares, and the Overland Express Sweep Fund, for it’s single class of shares, have adopted a distribution plan (a “Plan”) under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Rule”). The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B shares of the Money Market Fund Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% and the single class of shares of the Overland Express Sweep Fund pays the Distributor, on a monthly basis, an annual fee of 0.25% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority (“FINRA”) under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

DISTRIBUTION FEES

For the fiscal year ended February 28, 2007, the Funds listed below paid the Distributor the following fees for distribution-related services:

Fund	Total	Advertising	Printing & Mailing Prospectuses	Compensation to Underwriters	Compensation to Broker/ Dealers	Other (Explain)
Money Market – Class B	$10,224,935	$0	$0	$0	$10,134,647	$90,288
Overland Express Sweep Fund	$6,983,215	$0	$0	$6,874,551	$108,664	$0

*	The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Money Market Fund are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments. Under this arrangement, compensation to broker/dealers is made by the unaffiliated third-party lender from the amounts assigned.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled from each applicable Fund a fee up to the fees listed below on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Board and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

Fund	Fee
California Tax-Free Money Market Fund
Class A	0.25%
Service Class	0.25%

Cash Investment Money Market Fund
Administrator Class	0.10%
Service Class	0.25%

Government Money Market Fund
Class A	0.25%
Administrator Class	0.10%
Service Class	0.25%

Heritage Money Market Fund
Administrator Class	0.10%

Minnesota Money Market Fund
Class A	0.25%

Fund	Fee

Money Market Fund
Class A	0.25%
Class B	0.25%
Investor Class	0.25%

Municipal Money Market Fund
Investor Class	0.25%

National Tax-Free Money Market Fund
Class A	0.25%
Administrator Class	0.10%
Service Class	0.25%

Overland Express Sweep Fund
Single Class	0.25%

Prime Investment Money Market Fund
Service Class	0.25%

Treasury Plus Money Market Fund
Class A	0.25%
Service Class	0.25%

100% Treasury Money Market Fund
Class A	0.25%
Service Class	0.25%

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees of the Trust and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Board and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, N.A. (the “Custodian”) located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily assets of each Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets (Excluding the Master Trust Portfolio assets)	Annual Asset-Based Fees
First $85B	0.0051%
Over $85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund’s share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

The Funds paid $39,567 in underwriting commissions to the Distributor for the fiscal period ended February 28, 2007. The Funds paid no underwriting commissions to the Distributor for the fiscal period ended February 28, 2006. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds, except for the Heritage Money Market and Municipal Money Market Funds. The Funds, except the Heritage Money Market and Municipal Money Market Funds, paid no underwriting commissions for the fiscal years ended March 31, 2005, and March 31, 2004.

Prior to April 11, 2005, Strong Investments Inc. (SII) served as the principal underwriter for the predecessor portfolios of the Heritage Money Market and Municipal Money Market Funds.

Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

We determine the NAV of each Fund’s shares each business day. We determine the NAV by subtracting a Fund Class’ liabilities from it total assets. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds’ portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund’s NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations. It is the intention of the Funds to maintain a per share NAV of $1.00, but there can be no assurance that each Fund will do so.

Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a “Business Day”) and the Federal Reserve is open. However, the Funds may elect to remain open following an early close of the NYSE or to remain open on days when the Federal Reserve is open and the NYSE is closed. The New York Stock Exchange is currently closed in observance of New Year’s Day, Martin Luther King Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday. The Federal Reserve is closed on all days listed above (except Good Friday), as well as Columbus Day and Veterans Day.

Purchase orders for a Fund received before such Fund’s NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All shareholders, except Advisor Class shareholders, with an existing WELLS FARGO ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Extraordinary Circumstances Affecting Redemptions. Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day for the Cash Investment Money Market Fund and for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund’s net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Waiver of Minimum Initial Investment Amount for Investor Class Shares for Eligible Investors. An eligible investor (as defined below) may purchase Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

•	Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

•	Family members, as defined in the prospectus, of any of the above.

Minimum Initial Investment Waivers for Institutional, Service, and Administrator Class shares. Upon approval by Funds Management, the minimum initial investment amounts for Institutional, Service, and Administrator Class shares of Wells Fargo Advantage money market funds may be waived or satisfied for purchases made under the following circumstances:

•	Money market trading platforms and employee benefit plan programs that have plan assets of at least $10 million for Administrator Class shares and $100 million for Institutional Class shares.

•	Money Market trading platforms or employee benefit plan programs may invest in Service Class shares without a minimum restriction.

•

Former Strong money market fund shareholders who received shares of a Wells Fargo Advantage money market fund as a result of the reorganization of the Strong Funds into the Wells Fargo Advantage Funds and whose Wells Fargo Advantage money market fund account record remains active on the Fund’s transfer agency system. An account remains on the transfer agency system indefinitely if a balance is maintained or for a period of at least six months for zero-balance accounts

Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional, Service, Administrator, and Select Class shares. The following are examples of relationships that may qualify for aggregation:

•	Related business entities, including:

•	Corporations and their subsidiaries;

•	General and Limited partners; and

•	Other business entities under common ownership or control

•	Shareholder accounts that share a common tax-id number.

•	Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (I.E., a trust account or a solely owned business account).

•	All of the minimum initial investment waivers listed above may be modified or discontinued at any time.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

In general Class B shares exchanged for Money Market Class B shares retain their original CDSC schedule and any reduced sales charges privileges. Please refer to the prospectus for the original shares regarding applicable schedules and waivers.

Marketing and Shareholder Support Payments. Set forth below is a list of the member firms of FINRA to which the Adviser, the Funds’ Distributor or their affiliates expect (as of December 31, 2006) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders (“Marketing and Shareholder Support Payments”). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2006, are not reflected:

•	401(k) Investment Services, Inc.

•	A.G. Edwards & Sons, Inc.

•	Ameriprise Financial Services, Inc.

•	Bear, Stearns Securities Corp.

•	Charles Schwab & Co., Inc.

•	Citigroup Global Markets, Inc.

•	CitiStreet Advisors LLC

•	Fidelity Investments Institutional Services Company, Inc.

•	Financial Network Investment Corp.

•	GWFS Equities, Inc.

•	Hewitt Financial Services, LLC

•	ING Financial Partners, Inc.

•	Linsco/Private Ledger Corporation

•	Mellon Financial Markets, LLC

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated

•	Morgan Stanley DW, Inc.

•	MSCS Financial Services, LLC

•	Multi-Financial Securities Corporation

•	Pershing LLC

•	Prudential Investment Management Services, Inc.

•	Prudential Retirement Brokerage Services, Inc.

•	Raymond James & Associates, Inc.

•	RBC Dain Rauscher, Inc.

•	UBS Financial Services Inc.

•	Valic Financial Advisors, Inc.

•	Wachovia Securities, LLC

In addition to member firms of the FINRA, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds’ distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Sub-Adviser is responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts.

In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Brokerage Commissions. For the fiscal periods ended February 28, 2007, February 28, 2006, and March 31, 2005, the Funds did not pay any brokerage commissions and did not direct brokerage transactions to a broker for research services. For the fiscal year ended March 31, 2004, the California Tax Free Money Market Fund paid a total of $750 in brokerage commissions.

Former Strong Funds. For the period November 1, 2004-April 10, 2005, and the fiscal years ended October 31, 2004, the predecessor portfolios of the Heritage Money Market and Municipal Money Market Funds did not pay any brokerage commissions and did not direct brokerage transactions to a broker for research services.

Securities of Regular Broker-Dealers. The Funds are required to identify any securities of their “regular brokers or dealers” (as defined under the 1940 Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of February 28, 2007, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

Fund	Broker/Dealer	Amount
Cash Investment Money Market	Bear, Stearns & Co., Inc.	$445,100
	Goldman, Sachs & Co.	$770,426
	Morgan Stanley & Co. Inc	$80,000
	Credit Suisse First Boston	$406,998
	Barclay’s Capital, Inc	$100,000
	Bank of America	$268,900
	JP Morgan Chase & Co.	$98,000
	Lehman Brothers Inc	$44,016
	Citigroup Inc.	$733,400
	Merrill Lynch & Co.	$201,000
	Deutsche Bank	$233,000
	UBS Warburg	$340,000
Government Money Market	Bank of America	$2,150,000
	Credit Suisse First Boston	$1,500,000

Fund	Broker/Dealer	Amount
	Deutsche Bank	$2,000,000
	Goldman Sachs & Co	$544,483
	Citigroup Inc.	$3,600,000
	Bear Stearns & Co., Inc	$500,000
	Barclay’s Capital, Inc	$1,225,000
	HSBC Securities	$1,000,000
	JP Morgan Chase & Co.	$250,000
	Morgan Stanley & Co., Inc	$100,000
Heritage Money Market	Deutsche Bank	$8,000
	Bank of America	$10,300
	Bear Stearns	$17,100
	Merrill Lynch & Co.	$5,000
	Morgan Stanley & Co., Inc	$5,000
	Goldman Sachs & Co	$39,203
	Lehman Brothers Inc	$2,001
	Citigroup Inc.	$65,500
	Barclay’s Capital, Inc	$35,000
	UBS Warburg	$14,000
Money Market Fund	Credit Suisse First Boston	$215,000
	Morgan Stanley & Co., Inc	$38,000
	Bank of America	$175,400
	Bear Stearns & Co., Inc	$286,600
	Goldman Sachs & Co.	$505,000
	Merrill Lynch & Co.	$125,500
	Barclay’s Capital Inc	$230,000
	JP Morgan Chase & Co.	$58,000
	Deutsche Bank	$149,000
	Citigroup Inc	$519,679
	Lehman Brothers Inc	$30,011
	UBS Warburg	$220,000
Money Market Trust	Credit Suisse First Boston	$59,000
	Morgan Stanley & Co., Inc	$10,000
	Bank of America	$52,000
	Bear Stearns & Co., Inc	$81,800
	Goldman Sachs & Co.	$139,645
	Merrill Lynch & Co.	$30,000
	JP Morgan Chase & Co.	$16,000
	Deutsche Bank	$42,000
	Lehman Brothers Inc	$8,003
	UBS Warburg	$59,000
	Citigroup Inc	$130,500
Overland Express Sweep	Credit Suisse First Boston	$21,000
	Bear Stearns & Co., Inc	$28,500
	Morgan Stanley & Co., Inc	$15,000
	Bank of America	$12,100
	Merrill Lynch & Co.	$7,000
	Lehman Brothers Inc	$5,002
	Citigroup Inc	$47,966
	Barclay’s Capital, Inc	$23,000
	JP Morgan Chase & Co.	$6,000
	UBS Warburg	$23,000

Fund	Broker/Dealer	Amount
	Goldman Sachs & Co	$51,000
	Deutsche Bank	$15,750
Prime Investment Money	Morgan Stanley & Co., Inc	$12,000
Market
	Deutsche Bank	$116,000
	Bank of America	$120,900
	Bear Stearns & Co., Inc	$193,200
	Merrill Lynch & Co.	$60,000
	Goldman Sachs & Co	$409,631
	Citigroup Inc	$2,113,783
	Barclay’s Capital, Inc	$246,000
	UBS Warburg	$211,000
Treasury Plus Money	Bank of America	$475,000
Market
	Credit Suisse First Boston	$1,275,000
	Deutsche Bank	$1,260,000
	Goldman Sachs & Co	$132,812
	Morgan Stanley & Co., Inc	$500,000
	HSBC Securities	$1,150,000

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes and, as applicable, certain California and Minnesota taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners regarding federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a RIC, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To requalify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to requalify as a RIC in a subsequent year.

Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Capital Loss Carryforwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of February 28, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carry Forwards
California Tax-Free Money Market Trust	2014 2015	$ $	15,884 11,392
Cash Investment Money Market Fund	2013		$390,478
Minnesota Money Market Fund	2013 2014 2015	$ $ $	15,025 326 1,728
Money Market Fund	2013 2014	$ $	203,283 60,034
Money Market Trust	2013		$27,302
Municipal Money Market Fund	2013 2015	$ $	43,320 5,786
National Tax-Free Money Market Fund	2015		$25,415
National Tax-Free Money Market Trust	2014 2015	$ $	20,143 11,616
Prime Investment Money Market Fund	2013 2014	$ $	20,852 2,111
Treasury Plus Money Market Fund	2013		$118,018
100% Treasury Money Market Fund	2014		$10,049

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Excise Tax. If a Fund fails to distribute by December 31 of each calendar year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Taxation of Fund Investments. In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protection bonds generally can be expected to produce OID as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares, and (iii) thereafter, as capital gain. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

A Fund may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury Regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity), thereby potentially requiring such an entity which is allocated excess inclusion income, and which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. Except for exempt-interest dividends (defined below), paid out by the California Tax-Free Money Market Fund, the California Tax-Free Money Market Trust, the Minnesota Money Market Fund, the Municipal Money Market Fund, the National Tax-Free Money Market Fund and the National Tax-Free Money Market Trust (collectively, the “Tax-Free Funds”), all distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. In general, as long as a Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such Regulations have been issued as of the date of this SAI. In addition, if a shareholder holds shares of a Tax-Free Fund for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. Additionally, where a Tax-Free Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain. Reductions in individual federal income tax enacted in 2003 on “qualified dividend income” generally will not apply to Fund distributions.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, which would effectively reduce or eliminate the benefits of lower marginal tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding. A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against the shareholder’s future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Foreign Shareholders. With respect to taxable years beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related distributions” generally will be exempt from federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Interest-related distributions are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (I.E., a trust other than a trust where a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, this tax generally will not apply to exempt-interest dividends from a tax-free fund. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Additional Considerations for the Tax-Free Funds. If at least 50% of the value of a RIC’s total assets at the close of each quarter of its taxable years consists of interest on state and local bonds, it will qualify under the Code to pass through to its shareholders the tax-exempt character of its income from such assets by paying “exempt-interest dividends.” Exempt-interest dividends are dividends (other than capital gain dividends) paid by a RIC that are designated as such in a written notice to shareholders. The Tax-Free Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest dividends.

Distributions of capital gain or income not attributable to interest on a Tax-Free Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its Tax-Free Fund’s shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

No later than 60 days after the close of its taxable year, each Tax-Free Fund will notify its shareholders of the portion of the dividends for the taxable year that constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Free Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Free Fund will not be deductible to the extent that the Tax-Free Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating the federal alternative minimum tax (“AMT”). Tax preference items include tax-exempt interest on “private activity bonds.” To the extent that a Tax-Free Fund invests in private activity bonds, its shareholders will be required to report that portion of a Tax-Free Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Free Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund’s expenses in computing their federal AMT. In addition, exempt-interest dividends paid by a Tax-Free Fund to a corporate shareholder are included in the shareholder’s “adjusted current earnings” as part of its federal AMT calculation. As of the date of this SAI, individuals are subject to the federal AMT at a maximum rate of 28% and corporations are subject to the federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the federal AMT should consult own their tax advisers.

The IRS is paying increased attention on whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, the Tax-Free Funds rely on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Free Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions.

Fund	Percentage of Tax- Exempt Distributions Treated as a Tax Preference Item
California Tax-Free Money Market Fund	18.86%
California Tax-Free Money Market Trust	18.19%
Minnesota Money Market Fund	29.67%
Municipal Money Market Fund	85.06%
National Tax-Free Money Market Fund	0.00%
National Tax-Free Money Market Trust	0.00%

Additional Considerations for the California Tax-Free Money Market Fund and California Tax-Free Money Market Trust (“California Funds”). If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a RIC consists of obligations the interest on which, if held by an individual, is exempt from income taxation by California (“California Exempt Securities”), then the RIC will be qualified to make distributions that are exempt from California individual income tax (“California exempt-interest distributions”). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made the Fund that is exempt from California individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California individual income tax law.

In cases where a shareholder of a California Fund is a “substantial user” or “related person” with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to “substantial users” are applicable for California income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California individual income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for that taxable year.

The foregoing is only a summary of some of the important California individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California individual income tax purposes only. Any distributions paid to shareholders subject to California franchise tax or California corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors that may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisers with respect to the application of such taxes to the receipt of the California Funds’ distributions and as to their own California tax situation, in general.

Additional Considerations for the Minnesota Money Market Fund (“Minnesota Fund”). Shareholders of the Minnesota Fund, who are individuals, estates, or trusts and who are subject to the regular Minnesota individual income tax will not be subject to such regular Minnesota tax on Minnesota Fund distributions to the extent that such distributions qualify as exempt-interest distributions which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities (“Minnesota Sources”). The foregoing will apply, however, only if the portion of the exempt-interest distributions from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest distributions that are paid by the Fund. If the 95% test is not met, all exempt-interest distributions that are paid by the Minnesota Fund generally will be subject to the regular Minnesota individual income tax. The Minnesota Fund intends to meet this 95% threshold, but no assurance can be provided that it will. Even if the 95% test is met, to the extent that exempt-interest distributions that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such distributions generally will be subject to the regular Minnesota individual income tax. Other distributions of the Minnesota Fund, including distributions attributable to net short-term and long-term capital gain, generally are not exempt from the regular Minnesota individual income tax.

State legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest distributions that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest distributions unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begun during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. In January 2006, the Kentucky Court of Appeals held, in Davis v. Department of Revenue, that Kentucky’s exemption of interest on its own obligations and those of its political subdivisions unlawfully discriminates against interstate commerce. The United States Supreme Court recently granted certiorari to consider the appeal of the Davis decision. If the United States Supreme Court affirms the Davis decision, it is likely that Minnesota’s tax treatment of state and local government obligations would also be held to be unconstitutional. If a court were to hold that Minnesota’s treatment of state and local government obligations unlawfully discriminates against interstate commerce, the court would have to decide upon a remedy for the tax years at issue in the case. Even if the remedy applied to those and other years preceding the decision were to exempt the interest from other states’ obligations interest rather than to tax the interest on Minnesota obligations, application of the 1995 statute to subsequent years could cause interest on the obligations to become taxable by Minnesota and the market value of such obligations to decline.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund distributions to shareholders who are individuals, estates, or trusts that are derived from interest on certain United States obligations are not subject to the regular Minnesota individual income tax or the Minnesota alternative minimum tax. However, Minnesota Fund distributions, including exempt-interest distributions, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. The Fund’s distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers’ federal alternative minimum taxable income, which includes federal tax preference items. As described above, the Code provides that interest on specified private activity bonds is a federal tax preference item, and that a exempt-interest distribution constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest distributions that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items—Funds Management will generally vote for uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•

Corporate Governance—Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management’s counsel interprets as applicable law.

•

Anti-Takeover Matters—Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings—Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights—Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund’s voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds’ Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC’s Web site at www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust (“Funds Trust”), Wells Fargo Master Trust (“Master Trust”) and Wells Fargo Variable Trust (“Variable Trust”) (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term “portfolio holdings” means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term “portfolio holdings” includes cash investments, such as investments in repurchase agreements. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds’ Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

A.	Complete Holdings. The complete portfolio holdings for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

B.	Top Ten Holdings. Top ten holdings information (excluding derivative positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis.

C.	Fund of Funds Structure.

1.	The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds’ Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

2.	A change to the underlying funds held by a Fund in a fund of funds structure in a Fund’s target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ Web site simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds’ Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Sub-Advisers. Sub-advisers shall have full daily access to portfolio holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the WELLS FARGO ADVANTAGE FUNDS for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1.	Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system.

2.	Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3.	Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds’ accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody’s may receive holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds;

(vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds’ Web site.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

Board Approval. The Board shall review and reapprove these Procedures, including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.

CAPITAL STOCK

The Funds are fifteen series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series’ operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus(es) and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of June 7, 2007, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

Fund	Name and Address	Percentage of Class
California Tax-free Money Market Fund	WELLS FARGO SERVICE COMPANY FBO SWEEP FUNDS CATF RETAIL SWEEP OPERATIONS 3401 N 4TH AVE MAC N9777-131 SIOUX FALLS SD 57104-0783	60.70%

Class A	WELLS FARGO SERVICE COMPANY FBO SWEEP FUNDS CATF RETAIL SWEEP OPERATIONS 3401 N 4TH AVE MAC N9777-131 SIOUX FALLS SD 57104-0783	70.28%

	WELLS FARGO INVESTMENTS, LLC C/O CHRIS ROBINSON 625 MARQUETTE AVE FL 12 MINNEAPOLIS MN 55402-2308	19.87%

Service Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	33.35%

Fund	Name and Address	Percentage of Class
	WELLS FARGO BROKERAGE SERVICES LLC ATTN: SEAN O’FARRELL 608 2ND AVE S MAC N9303-054 MINNEAPOLIS MN 55479-0001	18.58%

	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1927	7.86%

California Tax-free Money Market Trust

Single Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC #N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	96.71%

Cash Investment Money Market Fund	WELLS FARGO BROKERAGE SERVICES LLC ATTN: SEAN O’FARRELL 608 2ND AVE S MAC N9303-054 MINNEAPOLIS MN 55479-0001	31.10%

Administrator Class	WELLS FARGO BROKERAGE SERVICES LLC C/O SEAN O’FARRELL 608 2ND AVE S MAC N9303-054 MINNEAPOLIS MN 55479-0001	68.23%

	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC #N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	20.00%

Institutional Class	WELLS FARGO BROKERAGE SERVICES LLC ATTN: SEAN O’FARRELL 608 2ND AVE S MAC N9303-054 MINNEAPOLIS MN 55479-0001	59.46%

	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	26.89%

	AMERICAN FUNDS SERVICE CO ATTN: VICKIE ROSS / VHR PO BOX 2210 BREA CA 92822-2210	5.72%

Fund	Name and Address	Percentage of Class
Service Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	44.50%

	WELLS FARGO BROKERAGE SERVICES LLC ATTN: SEAN O’FARRELL 608 2ND AVE S MAC N9303-054 MINNEAPOLIS MN 55479-0001	18.52%

	WELLS FARGO INVESTMENTS, LLC C/O CHRIS ROBINSON 625 MARQUETTE AVE FL 12 MINNEAPOLIS MN 55402-2308	12.67%

Government Money Market Fund	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	25.10%

	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	27.00%

Class A	WELLS FARGO INVESTMENTS, LLC C/O CHRIS ROBINSON 625 MARQUETTE AVE FL 12 MINNEAPOLIS MN 55402-2308	95.61%

Administrator Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	58.98%

	WELLS FARGO BROKERAGE SERVICES LLC C/O SEAN O’FARRELL 608 2ND AVE S MAC N9303-054 MINNEAPOLIS MN 55479-0001	30.86%

	PERSHING LLC FOR EXCLUSIVE BENEFIT OF BROKERAGE CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.79%

Fund	Name and Address	Percentage of Class
Institutional Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	57.61%

	WELLS FARGO BROKERAGE SERVICES LLC C/O SEAN O’FARRELL 608 2ND AVE S MAC N9303-054 MINNEAPOLIS MN 55479-0001	23.92%

	WELLS FARGO BANK NA ATTN: KEITH BERGER/SUPPORT SERVICES MAC #N9303-054 NORTHSTAR EAST 5TH FLOOR 608 2ND AVE SO N9303-050 MINNEAPOLIS MN 55402-1916	8.54%

Service Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC #N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	87.57%

	WELLS FARGO BROKERAGE SERVICES LLC C/O SEAN O’FARRELL 608 2ND AVE S MAC N9303-054 MINNEAPOLIS MN 55479-0001	8.24%

Heritage Money Market Fund	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	39.50%

Administrator Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	18.51%

Institutional Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	67.60%

	DELOITTE & TOUCHE US LLP ATTN: MARSHALL BUTLER TEN WESTPORT ROAD WILTON CT 06897	10.68%

Fund	Name and Address	Percentage of Class
Minnesota Money Market Fund

Class A	WELLS FARGO INVESTMENTS, LLC C/O CHRIS ROBINSON 625 MARQUETTE AVE FL 12 MINNEAPOLIS MN 55402-2308	90.06%

	WELLS FARGO BROKERAGE SERVICES LLC ATTN: SEAN O’FARRELL 608 2ND AVE S MAC N9303-054 MINNEAPOLIS MN 55479-0001	5.68%

Money Market Fund	WELLS FARGO SERVICE COMPANY FBO SWEEP FUNDS FA RETAIL SWEEP OPERATIONS 3401 N 4TH AVE MAC #N9777-131 SIOUX FALLS SD 57104-0783	43.00%

	WELLS FARGO INVESTMENTS, LLC C/O CHRIS ROBINSON 625 MARQUETTE AVE FL 12 MINNEAPOLIS MN 55402-2308	34.80%

Class A	WELLS FARGO SERVICE COMPANY FBO SWEEP FUNDS FA RETAIL SWEEP OPERATIONS 3401 N 4TH AVE MAC #N9777-131 SIOUX FALLS SD 57104-0783	53.61%

	WELLS FARGO INVESTMENTS, LLC C/O CHRIS ROBINSON 625 MARQUETTE AVE FL 12 MINNEAPOLIS MN 55402-2308	43.43%

Class B	WELLS FARGO SERVICE COMPANY FBO SWEEP FUNDS FB RETAIL SWEEP OPERATIONS 3401 N 4TH AVE MAC #N9777-131 SIOUX FALLS SD 57104-0783	99.44%

Investor Class	NONE	N/A

Money Market Trust

Single Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC #N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	100.00%

Fund	Name and Address	Percentage of Class
Municipal Money Market Fund

Investor Class	NONE	N/A

National Tax-free Money Market Fund

Class A	WELLS FARGO INVESTMENTS, LLC C/O CHRIS ROBINSON 625 MARQUETTE AVE FL 12 MINNEAPOLIS MN 55402-2308	52.50%

	WELLS FARGO SERVICE COMPANY FBO SWEEP FUNDS NTF RETAIL SWEEP OPERATIONS 3401 N 4TH AVE MAC N9777-131 SIOUX FALLS SD 57104-0783	42.01%

Administrator Class	EDWIN J CLARK 22 HARBOR VIEW DR SUGAR LAND TX 77479-5851	9.78%

Institutional Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC #N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	47.94%

	WELLS FARGO BROKERAGE SERVICES LLC C/O SEAN O’FARRELL 608 2ND AVE S MAC #N9303-054 MINNEAPOLIS MN 55402-1916	34.70%

	ROWAN COMPANIES INC 2800 POST OAK BOULEVARD SUITE 5450 HOUSTON TX 77056-6127	5.70%

Service Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC #N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	54.13%

	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC #N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	21.64%

	WELLS FARGO INVESTMENTS, LLC C/O CHRIS ROBINSON 625 MARQUETTE AVE FL 12 MINNEAPOLIS MN 55402-2308	17.55%

Fund	Name and Address	Percentage of Class
National Tax-free Money Market Trust

Single Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC #N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	98.10%

Overland Express Sweep Fund

Single Class	WELLS FARGO BANK SWEEP DEPT OPERATIONS MAC A0249-026 3440 WALNUT AVE BLDG B FREMONT CA 94538-2210	68.12%

	WELLS FARGO BANK SWEEP DEPT OPERATIONS MAC A0249-026 3440 WALNUT AVE BLDG B FREMONT CA 94538-2210	29.83%

Prime Investment Money Market Fund	WELLS FARGO BROKERAGE SERVICES LLC C/O SEAN O’FARRELL 608 2ND AVE S MAC #N9303-054 MINNEAPOLIS MN 55402-1916	26.00%

	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC #N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	46.00%

Institutional Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC #N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	56.04%

	WELLS FARGO BROKERAGE SERVICES LLC C/O SEAN O’FARRELL 608 2ND AVE S MAC #N9303-054 MINNEAPOLIS MN 55402-1916	31.63%

Service Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC #N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	92.58%

Fund	Name and Address	Percentage of Class
Treasury Plus Money Market Fund

Class A	WELLS FARGO BANK SWEEP DEPT OPERATIONS MAC #A0249-026 3440 WALNUT AVE BLDG B FREMONT CA 94538-2210	49.69%

	WELLS FARGO BANK SWEEP DEPT OPERATIONS MAC #A0249-026 3440 WALNUT AVE BLDG B FREMONT CA 94538-2210	17.07%

	HARE & CO. BANK OF NEW YORK ONE WALL STREET 2ND FLOOR ATTN: STIF/MASTER NOTE NEW YORK NE 10005-2501	16.98%

	WELLS FARGO INVESTMENTS, LLC C/O CHRIS ROBINSON 625 MARQUETTE AVE FL 12 MINNEAPOLIS MN 55402-2308	14.80%

Institutional Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC #N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	62.20%

	WELLS FARGO BROKERAGE SERVICES LLC C/O SEAN O’FARRELL 608 2ND AVE S MAC #N9303-054 MINNEAPOLIS MN 55402-1916	15.00%

	WELLS FARGO BANK NA ATTN: KEITH BERGER/SUPPORT SERVICES MAC #N9303-054 NORTHSTAR EAST 5TH FLOOR 608 2ND AVE SO N9303-050 MINNEAPOLIS MN 55402-1916	10.42%

	HARE & CO. BANK OF NEW YORK ONE WALL STREET 2ND FLOOR ATTN: STIF/MASTER NOTE NEW YORK NE 10005-2501	8.09%

Service Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC #N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	85.23%

Fund	Name and Address	Percentage of Class
100% Treasury Money Market Fund	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	90.80%

Class A	WELLS FARGO INVESTMENTS, LLC C/O CHRIS ROBINSON 625 MARQUETTE AVE FL 12 MINNEAPOLIS MN 55402-2308	98.83%

Service Class	WELLS FARGO BANK NA ATTN: CASH SWEEP DEPT MAC N9306-04C 733 MARQUETTE AVE MINNEAPOLIS MN 55479-0001	95.71%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

OTHER INFORMATION

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 “F” Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The audited financial statements for the Funds for the fiscal year ended February 28, 2007, are hereby incorporated by reference to the Funds’ Annual Reports.

APPENDIX

The ratings of Standard & Poor’s (“S&P”), Moody’s Investors Services (“Moody’s”), Fitch Investor Services (“Fitch”), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

The following is a description of the ratings given by S&P, Fitch, and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA — Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB — Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC — Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC — Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C — Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC–. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D – Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment-grade securities.

Aaa — Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AaBonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C — Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Fitch

National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

AAA(xxx) — ‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) — ‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A(xxx) — ‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) — ‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

BB(xxx) — ‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) — ‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx) — These categories of national ratings denote an extremely week credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx) — These categories of national ratings are assigned to entities or financial commitments which are currently in default.

Short-Term Issue Credit Ratings (Including Commercial Paper)

S&P:

A-1 — Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C — Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

Fitch

National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

F1(xxx) — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the”best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a “+” is added to the assigned rating.

F2(xxx) — Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx) — Indicates actual or imminent payment default.

Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

A-4